UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Merrick Avenue, Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on September 11, 2007, the Company, will make available and distribute to analysts and prospective investors, and post on its website, a presentation regarding the Company’s second quarter 2007 performance and its business model. The presentation, which was previously given, and filed as part of a Form 8-K, on August 9, 2007, includes one new slide, which is furnished herewith as Exhibit 99.1 pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description
99.1	Attached as Exhibit 99.1 is the additional slide that the Company intends to distribute and make available to investors, and to post on its web site, beginning on September 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: September 11, 2007	By:	/s/ Ilene A. Angavola
Ilene A. Angavola
First Senior Vice President and Director, Investor Relations

EXHIBIT INDEX

Exhibit No.	Description
99.1	Attached as Exhibit 99.1 is the additional slide that the Company intends to distribute and make available to investors, and to post on its web site, beginning on September 11, 2007.